Prospectus
November 30, 2009, as supplemented August 10, 2010

European Focus Fund (HFEAX, HFEBX*, HFECX, HFEWX)
Global Equity Income Fund (HFQAX, HFQCX, HFQWX)
Global Opportunities Fund (HFPAX, HFPCX)
Global Technology Fund (HFGAX, HFGBX*, HFGCX, HFGWX)
International Opportunities Fund (HFOAX, HFOBX*, HFOCX, HFORX, HFOWX)
Japan-Asia Focus Fund (HFJAX, HFJCX)

*Effective November 30, 2010, the European Focus, Global Technology and International Opportunities Funds will not accept new or additional investments in Class B shares.

Henderson European Focus Fund
Henderson Global Equity Income Fund
Henderson Global Opportunities Fund
Henderson Global Technology Fund
Henderson International Opportunities Fund
Henderson Japan-Asia Focus Fund
November 30, 2009 as supplemented August 10, 2010 Class A Shares Class B Shares Class C Shares Class R Shares Class W Shares

Prospectus

This Prospectus contains important information about the investment objectives, strategies and risks of the Henderson European Focus Fund, the Henderson Global Equity Income Fund, the Henderson Global Opportunities Fund, the Henderson Global Technology Fund, the Henderson International Opportunities Fund and the Henderson Japan-Asia Focus Fund that you should know before you invest in them. Please read it carefully and keep it with your investment records. The Henderson European Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies. The Henderson Global Equity Income Fund’s investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Henderson Global Opportunities Fund’s investment objective is to achieve long-term growth of capital. The Henderson Global Technology Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies. The Henderson International Opportunities Fund’s investment objective is to achieve long-term capital appreciation primarily through investments in equities of non-US companies. The Henderson Japan-Asia Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of Japanese companies and secondarily through investment in equities of other Asian companies. Each Fund is a separate series of Henderson Global Funds.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Table of Contents
Fund Summaries
Henderson European Focus Fund	4
Henderson Global Equity Income Fund	6
Henderson Global Opportunities Fund	8
Henderson Global Technology Fund	10
Henderson International Opportunities Fund	12
Henderson Japan-Asia Focus Fund	14
Performance Information	16
Fees and Expenses Summary	20
Additional Information about Investment Strategies and Risks	23
Management of the Funds	27
Description of Share Classes	29
How to Purchase, Exchange and Redeem Shares	35
Investor Services and Programs	40
Other Information	41
Financial Highlights	44
Back Cover for Additional Information	54

Henderson European Focus Fund

Investment Objective

The European Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies.

The European Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receip ts. European companies are broadly defined to include any company that meets one or more of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe

•	50% or more of its assets are located in Europe

•	50% or more of its revenues are derived from Europe

The manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and particular investment factors in Europe that are expected to drive stock prices. The manager will invest in both “growth” stocks that the manager believes are reasonably priced and “value” stocks that are, in the manager’s opinion, under-valued.

Companies are evaluated using a broad range of criteria, including:

•	a company’s financial strength

•	competitive position in its industry

•	projected future earnings and cash flows

The Fund has no limits on the geographic asset distribution of its investments within Europe. The Fund may invest in companies located in Western European countries such as the United Kingdom, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy and Spain. If political and economic conditions warrant, the Fund may invest in issuers located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland.

Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the manager will consider:

•	the condition and growth potential of the various economies, industry sectors and securities markets

•	expected levels of inflation

•	government policies influencing business conditions

•	currency and taxation factors

•	other financial, social and political factors

that may have an effect on the investment climate of the companies that are located in those markets.

The Fund generally sells a stock when in the manager’s opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the manager believes that negative country or regional factors may affect the company’s outlook, in the manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the manager believes the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund may use derivatives for both hedging and non-hedging purposes. Derivatives are financial instruments whose value is derived from the value of another security, a commodity (such as gold or oil), currency or an index. Examples of derivatives include forwards, options, contracts for differences, indexed securities, swaps, futures and options on futures. To the extent the Fund purchases derivatives, they may be used to enhance potential gain, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Using derivatives may involve greater risks to the Fund than investing directly in securities.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio

Henderson European Focus Fund

risks, the manager will invest across countries, industry groups and/or securities.

Principal Risks of Investing in the Fund

As with any fund, the value of the Fund’s investments and, therefore, the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

•
Geographic Focus Risk. The risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe.

•
Market and Equity Securities Risk. The risk that the stock price of one or more of the companies in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of common stocks, it is expected that the Fund’s net asset value (NAV) will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.

In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who Should Invest in the Fund?

The European Focus Fund may be an appropriate investment for you if you:

•	want a professionally managed portfolio

•	are looking for exposure to the European markets

•	are willing to accept the risks of foreign investing in order to seek potentially higher capital appreciation

•	are not looking for a significant amount of current income

Henderson Global Equity Income Fund

Investment Objective

The Global Equity Income Fund’s investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital.

The Global Equity Income Fund’s investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in US and non-US issuers and has no specific policy on the number of different countries in which it will invest.

In selecting investments, the managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of appropriate value metrics, including price to earnings ratios, valuation relative to asset values, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.

For its investments in common stocks, the Fund seeks to invest in securities that the managers believe have the potential for growth of income and capital over time. The managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions. The Fund may also invest in fixed income securities (including non-investment grade), derivatives, equity real estate investment trusts (REITs) and preferred stocks.

Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $1 billion (stocks of well-established, undervalued companies that the managers believe offer the potential for income and long-term capital appreciation). The managers may, however, invest in smaller and less seasoned issuers and in stocks that are considered “growth” stocks.

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase another stock that is about to declare a dividend. By entering into a series of such trades, the Fund could augment the amount of dividend income it receives over the course of a year.

The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund’s objective. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities. The Fund has no specific capitalization range for foreign companies in which it will invest. The capitalization range for foreign companies will vary over time depending on the managers’ ongoing assessment of market opportunities for the Fund.

The Fund will generally consider selling a security when in the managers’ opinion there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the managers’ opinion, a superior investment opportunity arises. Also, the Fund may consider selling a security as part of the Fund’s dividend capture trading strategy.

The Fund may use derivatives for both hedging and non-hedging purposes. Derivatives are financial instruments whose value is derived from the value of another security, a commodity (such as gold or oil), currency or an index. Examples of derivatives include forwards, options, contracts for differences, indexed securities, swaps, futures and options on futures. To the extent the Fund purchases derivatives, they may be used to enhance potential gain, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Using derivatives may involve greater risks to the Fund than investing directly in securities.

The Fund may engage in active and frequent trading to achieve its investment objective, and the Fund’s dividend capture strategy may increase the rate of portfolio turnover. The Fund’s portfolio turnover rate may be 100% or more. The Fund does not limit its investments to companies of any particular size and may invest in smaller and less seasoned

Henderson Global Equity Income Fund

issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Risks of Investing in the Fund

As with any fund, the value of the Fund’s investments and, therefore, the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

•
Market and Equity Securities Risk. The risk that the stock price of one or more of the companies in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of common stocks, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Smaller and Less Seasoned Companies Risk. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.

In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Focus Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who Should Invest in the Fund?

The Global Equity Income Fund may be an appropriate investment for you if you:

•	seek dividend income

•	seek to grow your capital over the long-term

•	are looking for exposure to global markets

•	are willing to accept higher risks in exchange for the potential for long-term growth

•	want a professionally managed portfolio

Henderson Global Opportunities Fund

Investment Objective

The Global Opportunities Fund’s investment objective is to achieve long-term growth of capital.

The Global Opportunities Fund’s investment objective is to achieve long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities of US and non-US companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non-US companies are broadly defined to include any company that meets one of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US

•	50% or more of its assets are located in a country other than the US

•	50% or more of its revenues are derived from outside of the US

The Fund has no limits on the geographic asset distribution of its investments. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund’s objective. The Fund may also invest in fixed income securities, including convertible bonds.

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Region and sector allocations will result from underlying stock selection.

The Fund generally sells a stock when in the manager’s opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing, it fails to meet operating/financial targets or its revenue growth has slowed. The Fund may sell a security if the manager is unable to maintain open communication with management or if there is a change in business strategy or outlook. The Fund may also sell a stock if the manager believes that negative country or regional factors may affect the company’s outlook, in the manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the manager believes the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries, and may invest up to 15% of its net assets in illiquid securities.

The Fund may use derivatives for both hedging and non-hedging purposes. Derivatives are financial instruments whose value is derived from the value of another security, a commodity (such as gold or oil), currency or an index. Examples of derivatives include forwards, options, contracts for differences, indexed securities, swaps, futures and options on futures. To the extent the Fund purchases derivatives, they may be used to enhance potential gain, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Using derivatives may involve greater risks to the Fund than investing directly in securities.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the manager will invest across countries, industry groups and/or securities.

Principal Risks of Investing in the Fund

As with any fund, the value of the Fund’s investments and, therefore, the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

•
Market and Equity Securities Risk. The risk that the stock price of one or more of the companies in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of common stocks, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•	Smaller and Less Seasoned Companies Risk. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers,

Henderson Global Opportunities Fund

including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.

In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Focus Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who Should Invest in the Fund?

The Global Opportunities Fund may be an appropriate investment for you if you:

•	want a professionally managed portfolio

•	are looking for exposure to global equity markets

•	are willing to accept the risks of foreign investing and non-diversification in order to seek potentially higher capital appreciation

•	are not looking for a significant amount of current income

Henderson Global Technology Fund

Investment Objective

The Global Technology Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies.

The Global Technology Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of technology-related companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Technology-related companies are defined as those companies that the managers believe will benefit significantly from advances or improvements in technology. Technology-related companies include those that are principally engaged in producing, developing, selling, using or distributing technology products, processes or services. Industries likely to be represented in the Fund’s portfolio include, but are not limited to, computers and peripheral products, computer software, electronic systems and components, e-commerce, telecommunications, media, cable and information services, pharmaceuticals, medical devices, biotechnology, Internet and clean energy technology.

The Fund has no limits and no specific policy on the geographic asset distribution of its investments, and has no specific policy on the number of different countries in which it will invest. The Fund currently invests in U.S. and non-U.S. issuers and may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund’s objective.

Although the Fund does not have a specific policy regarding investments in companies of a particular size, the managers, in an attempt to reduce portfolio risks, will invest generally in companies that have a more proven track record. The managers evaluate companies and their potential investment returns based on theme, sector and stock specific characteristics that are driven by bottom-up factors rather than on geographic regions. Country and regional allocation results from stock selection and is secondary to the process.

The Fund generally sells a stock when in the managers’ opinion there is a deterioration in the company’s fundamentals, there is a detrimental change in the competitive environment or the stock achieves its target price. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company’s outlook, in the managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund may use derivatives for both hedging and non-hedging purposes. Derivatives are financial instruments whose value is derived from the value of another security, a commodity (such as gold or oil), currency or an index. Examples of derivatives include forwards, options, contracts for differences, indexed securities, swaps, futures and options on futures. To the extent the Fund purchases derivatives, they may be used to enhance potential gain, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Using derivatives may involve greater risks to the Fund than investing directly in securities.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest in smaller and less seasoned companies. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Risks of Investing in the Fund

As with any fund, the value of the Fund’s investments and, therefore, the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

•
Technology-Related Companies Risk. The risk that the Fund may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund’s returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

Henderson Global Technology Fund

•
Market and Equity Securities Risk. The risk that the stock price of one or more of the companies in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of common stocks, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The risk that the Fund may also invest in securities issued by smaller and less seasoned companies, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Focus Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.

In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who Should Invest in the Fund?

The Global Technology Fund may be an appropriate investment for you if you:

•	want a professionally managed portfolio

•	are looking for exposure to US and international technology markets

•	are willing to accept the risks of foreign investing in order to seek potentially higher capital appreciation

•	are not looking for a significant amount of current income

Henderson International Opportunities Fund

Investment Objective

The International Opportunities Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies.

The International Opportunities Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities of non-US companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non-US companies are broadly defined to include any company that meets one of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US

•	50% or more of its assets are located in a country other than the US

•	50% or more of its revenues are derived from outside of the US

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of managers who have experience with respect to a particular geographic region or sector.

The Fund generally sells a stock when in the managers’ opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company’s outlook, in the manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund may use derivatives for both hedging and non-hedging purposes. Derivatives are financial instruments whose value is derived from the value of another security, a commodity (such as gold or oil), currency or an index. Examples of derivatives include forwards, options, contracts for differences, indexed securities, swaps, futures and options on futures. To the extent the Fund purchases derivatives, they may be used to enhance potential gain, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Using derivatives may involve greater risks to the Fund than investing directly in securities.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Risks of Investing in the Fund

As with any fund, the value of the Fund’s investments and, therefore, the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

•
Market and Equity Securities Risk. The risk that the stock price of one or more of the companies in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of common stocks, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of

Henderson International Opportunities Fund

their securities may be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.

In addition, the risks associated with the use ofderivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Focus Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who Should Invest in the Fund?

The International Opportunities Fund may be an appropriate investment for you if you:

•	want a professionally managed portfolio

•	are looking for exposure to international markets

•	are willing to accept the risks of foreign investing in order to seek potentially higher capital appreciation

•	are not looking for a significant amount of current income

Henderson Japan-Asia Focus Fund

Investment Objective

The Japan-Asia Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of Japanese companies and secondarily through investment in equities of other Asian companies.

The Japan-Asia Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of Japanese companies and secondarily through investment in equities of other Asian companies.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 75% of its net assets in equity securities of Japanese companies, and at least 80% of its net assets in equity securities of Asian companies, including Japan. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Japanese and Asian companies are broadly defined to include any company that meets one of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located in Japan or another Asian country

•	50% or more of its assets are located in Japan or another Asian country

•	50% or more of its revenues are derived from Japan or another Asian country

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed based upon strategic views related to the growth prospects, valuations and pricing associated with Japan and other Asian countries, as well as sectors. Assets of the Fund are allocated to teams of managers who have experience with respect to a particular geographic region.

For purposes of the Fund’s investment policies, the Fund may invest in companies located in countries such as China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand, as well as any other country in Asia to the extent foreign investors are permitted by applicable law to make such investments.

Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the managers will consider the following factors that may have an effect on the investment climate of the companies that are located in those markets:

•	the condition and growth potential of the various economies, industry sectors and securities markets

•	expected levels of inflation

•	government policies influencing business conditions

•	currency and taxation factors

•	other financial, social and political factors

The Fund generally sells a stock when in the managers’ opinion there is deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company’s outlook, in the manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may use derivatives for both hedging and non-hedging purposes. Derivatives are financial instruments whose value is derived from the value of another security, a commodity (such as gold or oil), currency or an index. Examples of derivatives include forwards, options, contracts for differences, indexed securities, swaps, futures and options on futures. To the extent the Fund purchases derivatives, they may be used to enhance potential gain, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Using derivatives may involve greater risks to the Fund than investing directly in securities.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Henderson Japan-Asia Focus Fund

Principal Risks of Investing in the Fund

As with any fund, the value of the Fund’s investments and, therefore, the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

•
Geographic Focus Risk. The risk of investing mostly in one country or geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting Japanese and Asian investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This Fund focuses on issuers in Japan and is particularly vulnerable to factors affecting the Japanese market.

•
Market and Equity Securities Risk. The risk that the stock price of one or more of the companies in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of common stocks, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.

In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who Should Invest in the Fund?

The Japan-Asia Focus Fund may be an appropriate investment for you if you:

•	want a professionally managed portfolio

•	are looking for exposure to Japanese and Asian markets

•	are willing to accept the risks of foreign investing and non-diversification in order to seek potentially higher capital appreciation

•	are not looking for a significant amount of current income

Performance Information

The bar charts and tables that follow provide some indication of the risk of investing in the Funds, by showing how each Fund’s performance has varied over time. For each Fund with annual returns for at least one calendar year, the bar chart shows the Fund’s performance for each calendar year since its inception. The table shows how those Funds’ average annual total returns compare to those of a broad-based securities market index and, for the Global Technology Fund, an additional index that more closely reflects the stocks in which the Fund invests.

The annual returns in the bar charts which follow are for each Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect payment of sales charges, annual returns would be lower. Class B and Class C shares of the same Fund and Class R shares of the International Opportunities Fund will have annual returns similar to those of the Class A shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. However, because each class of shares has different sales charges, distribution fees and fees and expenses, performance of each class will differ. Please see the section entitled “Fees and Expenses Summary.” Class W shares have not been in existence for a complete calendar year and, therefore, no annual returns are shown.

Average annual returns in the tables below the bar charts reflect the imposition of the maximum front end sales charge or contingent deferred sales charge. After-tax returns are calculated using the highest historical marginal individual US federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through qualified tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Class A shares; after-tax returns for the other share classes will vary from those shown.

When you consider this information, please remember that a Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

EUROPEAN FOCUS FUND - CLASS A
Total Return (%)
per calendar year

Year-to-date through 9/30/09:	97.76%

Best Quarter:	28.26%	6/30/03 (quarter ended)
Worst Quarter:	(32.08)%	9/30/08 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2008
	1 Year %	5 Year %	Since Inception(1) %
CLASS A
Return Before Taxes	(58.72)	0.56	10.54
Return After Taxes on Distributions	(59.42)	(1.37)	8.85
Return After Taxes on Distributions and Sale of Fund Shares	(36.56)	0.65	9.31
CLASS B
Return Before Taxes	(60.53)	0.83	10.62
CLASS C
Return Before Taxes	(56,53)	1.03	10.62
MSCI Europe Index(2) (reflects no deductions for fees, expenses or taxes)	(46.08)	2.03	3.08
(1)	The inception date for the Class A, Class B and Class C shares is August 31, 2001. The inception date for Class W shares is March 31, 2009 and therefore no returns are shown for Class W shares.
(2)	The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 16 European markets.

Performance Information

GLOBAL EQUITY INCOME FUND - CLASS A
Total Return (%)
per calendar year

Year-to-date through 9/30/09:	17.94%

Best Quarter:	6.73%	6/30/07 (quarter ended)
Worst Quarter:	(12.34)%	9/30/08 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for the periods ended December 31, 2008
	1 Year %	Since Inception(1) %
CLASS A
Return Before Taxes	(37.03)	(13.86)
Return After Taxes on Distributions	(37.41)	(14.39)
Return After Taxes on Distributions and Sale of Fund Shares	(22.39)	(10.86)
CLASS C
Return Before Taxes	(33.71)	(12.03)
MSCI World Index (2) (reflects no deduction for fees, expenses or taxes)	(40.33)	(17.65)
(1)	The inception date for the Class A and Class C shares is November 30, 2006. The inception date for Class W shares is March 31, 2009 and therefore no returns are shown for Class W shares.
(2)	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

GLOBAL OPPORTUNITIES FUND - CLASS A
Total Return (%)
per calendar year

Year-to-date through 9/30/09:	25.89%

Best Quarter:	7.74%	6/30/07 (quarter ended)
Worst Quarter:	(20.19)%	9/30/08 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for the periods ended December 31, 2008
	1 Year %	Since Inception(1)%
CLASS A
Return Before Taxes	(45.82)	(18.89)
Return After Taxes on Distributions	(45.86)	(19.00)
Return After Taxes on Distributions and Sale of Fund Shares	(29.72)	(15.76)
CLASS C
Return Before Taxes	(42.96)	(16.55)
MSCI World Index(2) (reflects no deduction for fees, expenses or taxes)	(40.33)	(17.65)
(1)
The inception date for the Class A and Class C shares is November 30, 2006. Due to the Fund’s relatively small asset base in its initial stages, performance was positively impacted by initial public offerings (“IPO”) to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future.

(2)	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Performance Information

GLOBAL TECHNOLOGY FUND - CLASS A
Total Return (%)
per calendar year

Year-to-date through 9/30/09:	49.22%

Best Quarter:	28.09%	6/30/03 (quarter ended)
Worst Quarter:	(27.27)%	9/30/02 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2008
	1 Year %	5 Years %	Since Inception(1) %
CLASS A
Return Before Taxes	(46.57)	(2.32)	(0.01)
Return After Taxes on Distributions	(46.57)	(2.71)	(0.34)
Return After Taxes on Distributions and Sale of Fund Shares	(30.27)	(2.06)	(0.12)
CLASS B
Return Before Taxes	(47.67)	(2.09)	0.12
CLASS C
Return Before Taxes	(43.72)	(1.88)	0.08
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	(37.00)	(2.19)	(1.23)
MSCI AC World IT Index(2) (reflects no deductions for fees, expenses or taxes)	(44.45)	(5.17)	(3.27)
(1)	The inception date for the Class A, Class B and Class C shares is August 31, 2001. The inception date for Class W shares is March 31, 2009 and therefore no returns are shown for Class W shares.
(2)
The S&P 500® Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks.The MSCI AC World IT Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets. The index is comprised of 48 developed and emerging market indices.

INTERNATIONAL OPPORTUNITIES FUND - CLASS A
Total Return (%)
per calendar year

Year-to-date through 9/30/09:	31.20%

Best Quarter:	23.22%	6/30/03 (quarter ended)
Worst Quarter:	(20.05)%	9/30/08 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2008
	1 Year %	5 Years %	Since Inception(1) %
CLASS A
Return Before Taxes	(43.34)	3.76	8.27
Return After Taxes on Distributions	(43.22)	2.90	7.56
Return After Taxes on Distributions and Sale of Fund Shares	(27.69)	3.16	7.14
CLASS B
Return Before Taxes	(44.35)	4.04	8.35
CLASS C
Return Before Taxes	(40.34)	4.20	8.34
CLASS R
Return Before Taxes	(40.01)	4.75	8.89
MSCI EAFE Index(2) (reflects no deductions for fees, expenses or taxes)	(43.06)	2.10	3.12
(1)
The inception date for the Class A, Class B and Class C shares is August 31, 2001 and the inception date for the Class R shares is September 30, 2005. The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A Shares, adjusted for the higher expenses applicable to R shares. The inception date for Class W shares is March 31, 2009 and therefore no returns are shown for Class W shares.

(2)
The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia and the Far East. The Fund may invest in emerging markets while the Index only consists of companies in developed markets.

Performance Information

JAPAN-ASIA FOCUS FUND - CLASS A
Total Return (%)
per calendar year

Year-to-date through 9/30/09:	11.65%

Best Quarter:	1.52%	3/31/07 (quarter ended)
Worst Quarter:	(14.38)%	9/30/08 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for the periods ended December 31, 2008
	1 Year %	Since Inception(1) %
CLASS A
Return Before Taxes	(30.38)	(14.52)
Return After Taxes on Distributions	(30.38)	(14.77)
Return After Taxes on Distributions and Sale of Fund Shares	(19.75)	(12.04)
CLASS C
Return Before Taxes	(26.66)	(13.40)
MSCI Japan Index(2) (reflects no deductions for fees, expenses or taxes)	(29.11)	(12.04)

(1)
The inception date for the Class A and Class C shares is January 31, 2006. Due to the Fund’s relatively small asset base in its initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future.

(2)	The MSCI Japan Index is a market capitalization weighted index that is designed to measure equity market performance in Japan.

Fees and Expenses Summary

The Funds offer different Classes of shares. Although your money will be invested the same way no matter which Class of shares you buy, there are differences among the fees and expenses associated with each Class. For more information about which share class may be right for you, see “Description of Share Classes.”

The following tables show the different fees and expenses that you may pay if you buy and hold the different Classes of shares of the Funds. Please note that the following information does not include fees that intermediaries may charge for services they provide to you. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a)
	Class A	Class B	Class C	Class R (b)	Class W (c)
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of the Offering Price)	5.75%(d)	None	None	None	None
Maximum Deferred Sales Charge (Load)
(as a percentage of the Offering Price)	None(e)	5.00%(f)	1.00%(g)	None	None
Redemption Fee
(as a percentage of amount redeemed)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are paid from Fund assets)
As a percentage of average net assets

European Focus Fund
	Class A	Class B	Class C	Class W
Management Fees (h)	0.95%	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses (i)	0.52%	0.52%	0.52%	0.52%(j)
Acquired Fund Operating Expenses (estimated indirect expenses of underlying funds) (k)	0.01%	0.01%	0.01%	0.01%
Total Operating Expenses (l)(*)	1.73%	2.48%	2.48%	1.48%

Global Equity Income Fund
	Class A	Class C	Class W
Management Fees (h)	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses (i)(m)	0.40%	0.40%	0.40%(j)
Total Operating Expenses (*)	1.50%	2.25%	1.25%
Fee Waiver and Expense Reimbursement (n)	0.10%	0.10%	0.10%
Net Operating Expenses (n)	1.40%	2.15%	1.15%

Global Opportunities Fund
	Class A	Class C
Management Fees (h)	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses (i)	1.49%	1.49%
Acquired Fund Operating Expenses (estimated
indirect expenses of underlying funds) (k)	0.01%	0.01%
Total Operating Expenses (l) (*)	2.75%	3.50%
Fee Waiver and Expense Reimbursement (n)	0.79%	0.79%
Net Operating Expenses (l) (n)	1.96%	2.71%

Fees and Expenses Summary

Global Technology Fund
	Class A	Class B	Class C	Class W
Management Fees (h)	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses (i)	0.56%	0.56%	0.56%	0.56%(j)
Acquired Fund Operating Expenses (estimated
indirect expenses of underlying funds) (k)	0.01%	0.01%	0.01%	0.01%
Total Operating Expenses (l)(*)	1.82%	2.57%	2.57%	1.57%

International Opportunities Fund
	Class A	Class B	Class C	Class R	Class W
Management Fees (h)	0.99%	0.99%	0.99%	0.99%	0.99%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses (i)	0.37%	0.37%	0.37%	0.37%	0.37%(j)
Acquired Fund Operating Expenses (estimated
indirect expenses of underlying funds) (k)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Operating Expenses (l)(*)	1.62%	2.37%	2.37%	1.87%	1.37%

Japan-Asia Focus Fund
	Class A	Class C
Management Fees (h)	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses (i)(m)	0.88%	0.88%
Total Operating Expenses (*)	2.13%	2.88%
Fee Waiver and Expense Reimbursement (n)	0.16%	0.16%
Net Operating Expenses (n)	1.97%	2.72%

(a)	You may be charged a fee by your broker or agent if you effect transactions in Fund shares through a broker or agent.
(b)	For International Opportunities Fund only.
(c)	For European Focus Fund, Global Equity Income Fund, Global Technology Fund and International Opportunities Fund only.
(d)
The sales charge declines with certain increases in the amount invested. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if your Class A purchase meets certain requirements.

(e)
A contingent deferred sales charge (“CDSC”) of 1% is applied to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as a part of an investment of $1 million or more.

(f)	The CDSC payable upon redemption of Class B shares declines over time.
(g)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(h)	Management fee rates will decrease at certain levels of increased assets. Please see “Management of the Funds” for the breakpoints for the management fees.
(i)	Other Expenses are based on the most recent fiscal year-end results for the Funds.
(j)	Other Expenses based on estimated amounts since Class W shares have not completed a full fiscal year of operations.
(k)	Acquired Fund Operating Expenses includes the Fund’s share of the fees and expenses of any other fund in which the Fund invested.
(l)	Operating Expenses do not correlate directly to the expense ratios reported in the Financial Highlights tables which do not include acquired fund fees and expenses.
(m)	Includes the Fund’s share of the fees and expenses of any other fund in which the Fund invested. These fees and expenses were less than 0.01% of the average net assets of the Fund.
(n)
The Funds’ adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Funds to the extent necessary to limit total annual operating expenses, less distribution and service fees, to 1.75% of a Fund’s average daily net assets for the European Focus Fund, Global Technology Fund, International Opportunities Fund and Japan-Asia Focus Fund, 1.70% for the Global Opportunities Fund and 1.15% for the Global Equity Income Fund. This waiver will remain in effect through July 31, 2020 for each Fund. The Funds’ Expense Limitation Agreement shall terminate either upon the termination of the Advisory Agreement or on July 31, 2020. The adviser may recover expenses reimbursed through November 30, 2009 for the Global Equity Income Fund and the Global Opportunities Fund, if the Fund’s expense ratio including the recovered expenses falls below the expense limitation.

(*)
The information in the table is based on amounts incurred during the Fund’s most recent fiscal year. The Fund’s annual operating expenses will likely vary from year to year. It is important for you to understand that a decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the Fund’s current fiscal year to be higher than the expense information presented.

Fees and Expenses Summary

Example of Expenses

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples are hypothetical; your actual costs and returns may be higher or lower. The examples assume that:

•	you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods

•	your investment has a 5% return each year and dividends and other distributions are reinvested

•	each Fund’s operating expenses will remain the same and reflect contractual waivers and reimbursements for applicable periods

Based upon these assumptions*:
	If you sell your shares,				If you don’t sell your shares,
	your costs would be:				your costs would be:
European Focus Fund
	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year
Class A	741	1,089	1,461	2,503	741	1,089	1,461	2,503
Class B	651	1,073	1,421	2,635	251	773	1,321	2,635
Class C	351	773	1,321	2,820	251	773	1,321	2,820
Class W	151	468	809	1,773	151	468	809	1,773
Global Equity Income Fund
	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year
Class A	709	993	1,298	2,163	709	993	1,298	2,163
Class C	318	673	1,155	2,487	218	673	1,155	2,487
Class W	117	366	634	1,402	117	366	634	1,402
Global Opportunities Fund
	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year
Class A	763	1,155	1,572	2,733	763	1,155	1,572	2,733
Class C	374	842	1,436	3,045	274	842	1,436	3,045
Global Technology Fund
	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year
Class A	749	1,115	1,505	2,594	749	1,115	1,505	2,594
Class B	660	1,100	1,466	2,726	260	800	1,366	2,726
Class C	360	800	1,366	2,909	260	800	1,366	2,909
Class W	160	496	856	1,872	160	496	856	1,872
International Opportunities Fund
	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year
Class A	730	1,057	1,407	2,391	730	1,057	1,407	2,391
Class B	640	1,040	1,366	2,524	240	740	1,266	2,524
Class C	340	740	1,266	2,711	240	740	1,266	2,711
Class R	190	588	1,012	2,195	190	588	1,012	2,195
Class W	140	434	751	1,651	140	434	751	1,651
Japan-Asia Focus Fund
	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year
Class A	764	1,158	1,577	2,743	764	1,158	1,577	2,743
Class C	375	845	1,440	3,055	275	845	1,440	3,055

*
The expense examples above assume that the Adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. The expense examples also reflect the conversion of Class B shares to Class A shares after 8 years.

Additional Information about Investment Strategies and Risks

Investment Strategies

All Funds:

Temporary Defensive Investments. As a temporary measure for defensive purposes, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of US and non-US issuers, or hold cash. A Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to a Fund’s primary investments when the managers believe it is advisable to do so, or to meet anticipated levels of redemption. Each Fund will normally invest a portion of its portfolio in US dollars or short-term interest bearing US dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund’s ability to meet its investment objective.

Investment Risks

All Funds:

•
Common Stock Risk. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The Funds may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers’ assessment of the prospects for a company’s earnings growth is wrong, or if the managers’ judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that a manager has placed on it.

Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that a manager has placed on it.

•	Foreign Investments. Foreign investments involve special risks, including:

•
Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the US dollar.

•
Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

•
Unreliable or untimely information: There may be less information publicly available about a foreign company than about most US companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.

•	Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the US.

•
Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most US investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, a manager may at times find it difficult to value a Fund’s foreign investments.

•
Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•
Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable US companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund.

Additional Information about Investment Strategies and Risks

•
Emerging Markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to US traded investments that are denominated in foreign currencies, investments in US companies that are traded in foreign markets or investments in US companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain “qualified foreign corporations” may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to a Fund’s foreign investments, as described in the statement of additional information (SAI).

Each Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded in US markets and are U.S. dollar-denominated, and Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the US for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

•
Defensive Investment Strategies. In addition, each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective. A Fund’s defensive investment position may not be effective in protecting its value.

•
REIT Risk. The Funds may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by borrowers. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act. Dividends received by the Funds from REITs are not expected to qualify for federal income tax purposes as qualified dividend income when distributed by the Funds. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases market risk.

•
Securities Loans. The Funds may make secured loans of their portfolio securities amounting to not more than 331/3% of their total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Funds retain the right to call the loans at any time on reasonable notice, and they will do so in order that the securities may be voted by the Funds if the holders of such securities are asked to vote upon or consent to matters that the Adviser believes might materially affect the investment. The Funds may also call such loans in order to sell the securities involved.

Impact of Actions by Other Shareholders. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to

Additional Information about Investment Strategies and Risks have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax.

Global Equity Income Fund:

Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as prepayment risk and may reduce the Fund’s income. During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. This is known as extension risk.

Credit/Default Risk. The risk that one or more debt securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

High Yield Securities Risk. High yield securities (including lower-quality securities, commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The market price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

Liquidity Risk. Liquidity of individual debt securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. High yield debt securities tend to be less liquid than higher-rated securities.

Inflation Risk. The risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money.

Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the portfolio’s current earnings rate.

Zero-Coupon Bonds Risk. Zero coupon bonds are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. Lower quality zero coupon bonds are generally subject to the same risks as high yield securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment.

Overweighting in Certain Market Sectors Risk. The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the managers’ perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund’s net asset value.

Changes in Policies and Additional Information

Changes in Policies. The Funds’ Trustees may change a Fund’s investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the (i) European Focus Fund’s policy to invest at least 80% of its net assets in equity securities of European companies (ii) Global Technology Fund’s policy to invest at least 80% of its net assets in equity securities of technology-related companies, and (iii) Japan-Asia Focus Fund’s policy to invest at least 80% of its net assets in equity securities of

Additional Information about Investment Strategies and Risks

Asian companies, including Japan, the Funds will give shareholders at least 60 days notice of any change to these policies.

Additional Information on Investment Strategies and Risks. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds’ SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

Disclosure of Portfolio Holdings The Funds’ SAI includes a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings.

Management of the Funds

Investment Adviser and Subadviser

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago IL, 60611, referred to herein as “the Adviser,” is the Funds’ investment adviser. Henderson Investment Management Limited, 201 Bishopsgate, London UK EC2M 3AE, referred to herein as “Henderson,” is the subadviser for the Funds. The Adviser and Henderson are indirect, wholly-owned subsidiaries of Henderson Group plc and, together with their subsidiaries, are referred to as “Henderson Global Investors” in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic multi-skill, multi-asset management business with a fast growing worldwide distribution network.

The Adviser provides services and facilities to the Funds. For the most recent fiscal year, each Fund paid the Adviser a monthly fee at an annual rate of each Fund’s average net assets as set forth below:

European Focus Fund
1.00% for the first $500 million;
0.90% for the next $1 billion; and
0.85% for the balance thereafter.
Global Equity Income Fund
0.85% for the first $1 billion;
0.65% for the next $1 billion; and
0.60% for the balance thereafter.
Global Opportunities Fund
1.00% for the first $500 million;
0.90% for the next $1 billion; and
0.85% for the balance thereafter.
Global Technology Fund
1.00% for the first $500 million;
0.95% for the next $500 million; and
0.90% for the balance thereafter.
International Opportunities Fund
1.10% for the first $1 billion;
0.95% for the next $1 billion; and
0.85% for the balance thereafter.
Japan-Asia Focus Fund
  1.00% for the first $500 million;
0.95% for the next $1 billion; and
0.85% for the balance thereafter.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements for all of the Funds is available in the Funds’ Annual Report dated July 31, 2009.

Portfolio Managers

European Focus Fund

Stephen Peak, Head of Pan European Specialist Equities, is the lead Portfolio Manager for the Fund. Mr. Peak began his investment career in 1975 at Norwich Union Insurance Group as a Fund Manager. He joined Touche Remnant in 1986, which was subsequently purchased by Henderson Global Investors in 1992. Mr. Peak has more than 34 years of investment management experience.

Global Equity Income Fund

Alex Crooke, Director of Value and Income, is the co-lead Portfolio Manager for the Fund. He joined Henderson Global Investors in 1994 and has over 19 years of investment management experience. Prior to joining Henderson, Mr. Crooke was an Investment Analyst at Equitable Life Assurance Society.

Job Curtis, Head of Value and Income, is the co-lead Portfolio Manager for the Fund. He joined Henderson Global Investors in 1987 via Touche Remnant and has over 23 years of investment management experience. Prior to joining Henderson, Mr. Curtis was an Assistant Fund Manager at Cornhill Insurance before moving to Touche Remnant.

Global Opportunities Fund
Manraj Sekhon, CFA, Head of International Equities, is the lead Portfolio Manager for the Fund. He joined Henderson Global Investors in 2003 and has over 15 years of investment management experience. Mr. Sekhon began his investment career in 1994 at Mercury Asset Management. He is an Associate Member of the UK Society of Investment Professionals and a member of the European Federation of Financial Analysts’ Societies.

Management of the Funds

Global Technology Fund
Ian Warmerdam, Director of Technology Investments, is the lead Portfolio Manager for the Fund. He joined Henderson Global Investors in 2001 and has over 13 years of investment management experience. He began his investment career at Scottish Life as a US Equity Investment Analyst. He holds an investment management certificate and is an Associate Member of the UK Society of Investment Professionals.

Stuart O’Gorman, Director of Technology Investments, provides advice on the Fund to Mr. Warmerdam. He joined Henderson Global Investors in 2001 and has over 13 years of investment management experience. Prior to joining Henderson he worked at Scottish Equitable Asset Management as a Fund Manager. He is an Associate Member of the Society of Investment Professionals.

International Opportunities Fund

The Fund is managed by a team of Portfolio Managers. Iain Clark and Bill McQuaker, the Fund’s Asset Allocation Strategists, generally oversee the management of the Fund and specifically oversee the allocation of the Fund’s assets among countries, regions and sectors. Individual members of the Team manage the Fund’s investments in specific countries, regions and sectors as outlined below.

Asset Allocation Strategists – Iain Clark, Chief Investment Officer, International, is the lead Asset Allocation Strategist for the Fund. He joined Henderson Global Investors in 1985 and has more than 35 years of investment management experience. His investment career began at Schroders, where he spent 12 years as an Assistant Director of the Far East team.

Bill McQuaker, Head of Equity and Director of Multi-Manager Investments, supports Mr. Clark in the asset allocation of the Fund. He joined Henderson Global Investors in 2005 and has over 21 years of investment management experience. Mr. McQuaker has had an extensive career in investment banking at Credit Suisse First Boston and Nat West Securities.

Portfolio Management of the Fund's Sub-portfolios

Europe – Stephen Peak, Head of Pan European Equities, manages one of the two European sub-portfolios of the Fund. Mr. Peak’s biography is included in the European Focus Fund description above.

Tim Stevenson, Director of Pan European Equities, manages the other European sub-portfolio of the Fund. He joined Henderson Global Investors in 1986 and has more than 23 years of investment management experience. Mr. Stevenson began his investment career at Savory Milln as a European Analyst.

Global Technology – Ian Warmerdam, Director of Technology Investments, co-manages the Global Technology sub-portfolio with Stuart O’Gorman, Director of Technology Investments. The biographies of Mr. Warmerdam and Mr. O’Gorman are included in the Global Technology Fund description above.

Japan – Michael Wood-Martin, Fund Manager, Japanese Equities, manages the Japan sub-portfolio of the Fund. Mr. Wood-Martin began his career at Henderson Global Investors in 1987 and has over 22 years of investment management experience.

Asia Pacific – Michael Kerley, Director of Pan Asian Equities, co-manages the Asia Pacific sub-portfolio of the Fund with Andrew Mattock, Fund Manager, Pan Asian Equities. Mr. Kerley joined Henderson Global Investors in 2004 and has more than 24 years of investment management experience. He began his career at Invesco Asset Management in 1985, moving to ISIS Asset Management Limited as Director of Pacific Basin Equities in 2003. Mr. Mattock joined Henderson Global Investors in 1999 and has more than
11 years of experience in the financial industry.

Japan-Asia Focus Fund

The Fund is managed by a team of Portfolio Managers. Iain Clark, the Fund’s Asset Allocation Strategist, generally oversees the management of the Fund and specifically oversees the allocation of the Fund’s assets among countries, regions and sectors. Individual members of the team manage the Fund’s investments in specific countries, regions and sectors as outlined below.

Asset Allocation Strategist – Iain Clark, Chief Investment Officer, International, is the Asset Allocation Strategist for the Fund. Mr. Clark’s biography is included in the International Opportunities Fund description above.

Japan – Michael Wood-Martin, Fund Manager, Japanese Equities, is the Portfolio Manager of the Japan sub-portfolio for the Fund. Mr. Wood-Martin’s biography is included in the International Opportunities Fund descriptions above.

Asia Pacific – Michael Kerley, Director of Pan Asian Equities, is the Portfolio Manager of the Asia Pacific sub-portfolio for the Fund. Mr. Kerley’s biography is included in the International Opportunities Fund description above.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Description of Share Classes

The European Focus, Global Technology and International Opportunities Funds offer Class A, Class B, Class C and Class W shares through this Prospectus. The Global Opportunities and Japan-Asia Focus Funds offer Class A and Class C shares through this Prospectus. The Global Equity Income Fund offers Class A, Class C and Class W shares through this Prospectus. The International Opportunities Fund also offers Class R shares through this Prospectus.

The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares.

Effective November 30, 2010, the European Focus, Global Technology and International Opportunities Funds will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of their Funds. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds.

The Funds reserve the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and for any reason.

This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares and the level of services you receive from your financial adviser. Here is a summary of the differences among the Classes of shares:

Class A Shares (all Funds)

•	front end sales charge. There are several ways to reduce these sales charges

•	lower annual expenses than Class B, Class C and Class R shares

•	no CDSC, except purchases over $1 million for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within one year of investment

•	Class A shares pay distribution fees up to a maximum of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under “Sales Charge Waivers – Class A Shares.”

Class B shares (all Funds except Global Equity Income, Global Opportunities and Japan-Asia Focus Funds)

•	no front end sales charge. All your money goes to work for you right away

•	individual purchase transactions are limited to amounts less than $100,000

•	higher annual expenses than Class A, Class R and Class W shares

•	a CDSC on shares you sell within six years of purchase but CDSC is waived for certain types of redemptions

•	automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses

•
Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

Class C shares (all Funds)

•	no front end sales charge. All your money goes to work for you right away

•	individual purchase transactions are limited to amounts less than $1,000,000

•	a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter. CDSC is waived for certain types of redemptions

•	shares do not convert to another Class

•	higher annual expenses than Class A, Class R and Class W shares

•
Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

Class B and Class C shares are not intended for purchase in amounts equal to or greater than $100,000 and $1,000,000, respectively. You and/or your financial adviser are responsible for ensuring that your investment in Class B or Class C shares does not exceed those limits. The Funds cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class B or Class C shares to exceed the limits imposed on individual transactions.

Class R Shares (International Opportunities Fund only)

•
available for purchase exclusively by investors through employer-sponsored benefit or retirement plans held in plan level or omnibus accounts maintained by the retirement plan administrator or recordkeeper

Description of Share Classes

•	IRA accounts are not eligible for Class R shares

•	no front end sales charge. All your money goes to work for you right away

•	higher annual expenses than Class A and Class W shares; lower annual expenses than Class B and Class C shares

•	no CDSC

•	shares do not convert to another Class

•	Class R shares pay distribution fees up to a maximum of 0.50% of net assets annually

Class W Shares (all Funds except Global Opportunities and Japan-Asia Focus Funds)

•
available for purchase by investors whose accounts are held through certain financial intermediaries offering fee-based or wrap fee programs. The financial intermediary must have an agreement with the Adviser or Foreside Fund Services, LLC, the Funds’ distributor (“Distributor”) specific to Class W shares

•	offered to registered management investment companies that have an agreement with the Adviser or Distributor

•	no front end sales charge. All your money goes to work for you right away

•	lower annual expenses than Class A, Class B, Class C and Class R shares

•	no CDSC

•	shares do not automatically convert to another Class

Each investor’s financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:

•	how long you expect to own the shares

•	how much you intend to invest

•	total expenses associated with owning shares of each Class including sales charges, as applicable, and the level of Class expenses

•	whether you qualify for any reduction or waiver of sales charges

•	whether you plan to take any distributions in the near future

•	availability of share Classes

•	how share Classes affect payments to your financial adviser

Please see the heading “Contingent Deferred Sales Charge” for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Funds with “shelf space” or access to a third party platform or fund offering list, or other access to promote sales of shares of the Funds including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third party firm’s sales force; granting access to the third party firm’s conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of a Fund. These payments are often referred to as “revenue sharing” payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Funds may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Funds may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they affect transactions through them.

Description of Share Classes

Applicable Sales Charge – Class A Shares

You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	All Funds
	Sales Charge* as Percentage of:		Dealer Reallowance as a
Amount of Purchase	Offering Price	Net Amount Invested	Percentage of the Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but
less than $100,000	4.75%	4.99%	4.50%
$100,000 but
less than $250,000	4.00%	4.17%	3.75%
$250,000 but
less than $500,000	3.00%	3.09%	2.75%
$500,000 but
less than $1,000,000	2.20%	2.25%	1.95%
$1,000,000 or more	None**	None**	None***
*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
**	No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.
***
Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Sales Charge Waivers – Class A Shares” are not eligible for sales commissions on purchases of $1 million or more.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser or the Adviser for assistance.

Sales Charge Reductions – Class A Shares

You may qualify for reduced sales charges in the following cases:

•
Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds’ custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

•
Rights of Accumulation. The value of eligible accounts across all Henderson Global Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart on the previous page). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions. Eligible accounts include:

•	Individual accounts

•	Joint accounts between the individuals described above

•	Certain fiduciary accounts

•	Single participant retirement plans

•	Solely controlled business accounts

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of the International Opportunities Fund that have an aggregate value of $100,000, and make an additional

Description of Share Classes

investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase (sales load of each Fund will vary). Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A sales charge, investments will be valued at their current offering price or the public offering price originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund’s shares.

This information is available, free of charge, on the Funds’ website. Please visit www.hendersonglobalinvestors.com (click on the link titled “Sales Charge Information” in the Mutual Funds section). You may also call 866.3HENDERSON (or 866.343.6337) or consult with your financial adviser.

Sales Charge Waivers – Class A Shares

The Funds will waive the initial sales charge on Class A shares for the following types of purchases:

1.	Dividend reinvestment programs

2.	Purchase by any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets or otherwise

3.	Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in that Fund or another Henderson Global Fund, provided the reinvestment is made within 90 days of the redemption

4.	Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Code and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more

5.	Purchase by a unit investment trust registered under the 1940 Act which has shares of a Fund as a principal investment

6.	Purchase by a financial institution purchasing Class A shares of a Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor

7.
Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent

8.	Purchases of an employer-sponsored retirement or benefit plan defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a “rabbi trust” provided that:

•	the plan’s assets are at least $1,000,000; or

•	there are at least 100 employees eligible to participate in the plan

Employer–sponsored retirement plans that invested in Class A shares without any sales charge before November 30, 2006, and that continue to meet the eligibility requirements in effect as of the date of the initial purchase, may continue to purchase Class A shares without any sales charge.

9.	Purchase by all current and certain former employees of the Adviser, its affiliates or an entity with a selling agreement with the Distributor to sell the Funds’ shares

10.	Purchase by a current or former Trustee of the Funds

11.
Any member of the immediate family of a person qualifying under (9) or (10), including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships

12.	Purchases by a registered management investment company that has an agreement with the Adviser or Distributor for that purpose.

Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call 866.3HENDERSON (or 866.343.6337).

Applicable Sales Charge – Class B Shares

You pay no initial sales charge if you purchase Class B shares. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth under “Contingent Deferred Sales Charge.”

Brokers that initiate and are responsible for purchases of such Class B shares of that Fund may receive a sales commission at the time of sale of up to 4.00% of the purchase price of Class B shares of a Fund.

Conversion Feature — Class B Shares:

•	Class B shares of a Fund automatically convert to Class A shares of that Fund eight years after you acquired such shares. See the CDSC Aging Schedule under “Contingent Deferred Sales Charge.”

•	After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

•	You will not pay any sales charge or fees when your shares convert into Class A shares of that Fund, nor will the transaction be subject to federal income tax.

Description of Share Classes

•
If you exchange Class B shares of one Fund for Class B shares of another Henderson Global Fund, your holding period (for purposes of the CDSC only) will be calculated from the time of your original purchase of Class B shares. This type of exchange, however, may result in the recognition of a gain or loss for federal income tax purposes.

•	The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

The Board of Trustees may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board of Trustees determines that such suspension is likely to continue for a substantial period of time, it will create another Class of shares into which Class B shares are convertible.

Applicable Sales Charge – Class C Shares

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchases of such Class C shares of that Fund may receive a sales commission at the time of sale of up to 1.00% of the purchase price of Class C shares of a Fund.

Contingent Deferred Sales Charge (CDSC)
You pay a CDSC when you redeem:

•	Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of purchase

•	Class B shares within six years of purchase

•	Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%. The CDSC schedule for Class B shares is set forth as follows.

Years Since Purchase	CDSC
First	5.00%
Second	4.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh and thereafter	0.00%

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Fund of which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After the initial purchase, the investor acquired 100 additional shares through dividend reinvestment. If, during the third year since purchase, the investor then makes one redemption of 500 shares when the shares have a NAV of $12 per share (resulting in proceeds of $6,000; i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

CDSC Waivers
The Funds will waive the CDSC payable upon redemptions of shares for:

•	death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

•
benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

•
minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan

•	withdrawals under a Fund’s systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

•	redemptions initiated by the Funds

Description of Share Classes

•	redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper

•	redemptions of Class A shares where no broker was compensated by the Distributor for the sale.

CDSC Aging Schedule
As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Conversion Feature
You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Generally, Class B and Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class W shares of a Fund may be converted to Class A shares of the same Fund or may be redeemed if you cease to satisfy the Class W share eligibility requirements. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

Distribution and Service Fees

The Funds have adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of a Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

•	Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of a Fund

•	Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of a Fund

•	Class R shares pay a 12b-1 fee at the annual rate of 0.50% of the average daily net assets of the Fund.

In the case of Class B and Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing brokerage commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class B and Class C shares and up to 0.75% for distribution for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A and Class R shares.

How to Purchase, Exchange and Redeem Shares

You may purchase, exchange and redeem Class A, Class B, Class C, Class R and Class W shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption “Investor Services and Programs.” The Funds reserve the right to modify the following policies at any time and to reject any investment for any reason.

How to Purchase and Redeem Class R Shares
Class R share participants in retirement plans must contact the plan’s administrator to purchase or redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

How to Purchase Class A, Class B, Class C and Class W Shares
You must contact your financial intermediary to purchase or redeem Class W shares.

Effective November 30, 2010, the European Focus, Global Technology and International Opportunities Funds will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of their Funds. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds.

The Funds reserve the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and for any reason.

Initial Purchase

Investment Minimums:
	Minimum to Open	Minimum
Type of Account	an Account	Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Except as noted below, the Funds require that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, a Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from a Fund.

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Funds expect that financial intermediaries will comply with the Fund’s investment requirements including applicable investment minimums. In the event a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at anytime.

Initial investment minimums do not apply to investments made by the Trustees of the Funds and employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Funds reserve the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the Funds’ share Class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks as well as factors listed under “Description of

How to Purchase, Exchange and Redeem Shares

Share Classes” to determine which Fund and share Class is most appropriate for your situation.

Opening Your Account

You can open a new account in any of the following ways:

•	Financial Adviser. You can establish an account by having your financial adviser process your purchase.

•	Complete the Application. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

Regular Mail
Henderson Global Funds
PO Box 8391
Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

Current shareholders may open a new identically registered account by one of the following methods:

•	Telephone Exchange Plan. You may exchange $500 or more from your existing account to another Henderson Global Fund account.

•	Wire. Call 866.3HENDERSON (or 866.343.6337) to arrange for this transaction:

   State Street Bank and Trust Company
   Attn: Mutual Funds
   Boston, MA 02110
   ABA # 0110-0002-8
   Attn: Henderson Global Funds
   Deposit DDA #9905-541-0
   FBO: (please specify the Fund name, account
   number and name(s) on account);

You must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:
•	Account Registration
•	Dealer Number
•	Branch and Rep Number
•	Dealer Account Number (BIN)
•	Matrix level
•	Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Funds do not accept foreign correspondent or foreign private banking accounts.

Adding to Your Account

There are several easy ways you can make additional investments to any Fund in your account:

•	ask your financial adviser to purchase shares on your behalf

•	send a check with the returnable portion of your statement

•	wire additional investments through your bank using the wire instructions as detailed above

•
authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse. You may elect this privilege on your account application or through a written request

•	exchange shares from another Fund

•	through an Automatic Investment Plan (please see “Investor Services and Programs – Purchase and Redemption Programs” for details)

How to Exchange Shares

You can exchange your shares for shares of the same Class of other Funds at NAV by having your financial adviser process your exchange request or, with respect to Class A, Class B and Class C shares, by contacting shareholder services directly. Under certain circumstances, you may be able to exchange your Class W shares for Class A shares of other Funds that do not offer Class W shares. Please consult your financial intermediary to determine what options are available to you. Please note that a share exchange is a taxable event for federal income tax purposes.

To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

You can exchange your shares for shares of the same Class of the Henderson Money Market Fund on any day when both the New York Stock Exchange (NYSE) and the Federal Reserve Bank are open. The Federal Reserve Bank is

How to Purchase, Exchange and Redeem Shares

closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran’s Day. On these holidays, you will not be able to purchase shares of the Henderson Money Market Fund by exchange because the Federal Funds wiring does not occur on these holidays.

How to Redeem Shares

You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. A Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. “Good order” means shareholder services has received a letter with the name of your Fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by telephone or mail.

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, a Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Redeeming Through Your Financial Adviser

You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

Redeeming Directly Through Shareholder Services

•
By Telephone. You can call shareholder services at 866.3HENDERSON (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

•
By Mail. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

Regular Mail
Henderson Global Funds
PO Box 8391
Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

•
By Wire and/or ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

Signature Guarantee / Additional Documentation

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

•	You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

•	You want to redeem more than $200,000 in shares

•	You want your redemption check mailed to an address other than the address on your account registration

•	Your address of record was changed within the past 30 days

•	You want to redeem shares, and you instruct a Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

•
Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

•	You want the check made payable to someone other than the account owner

Other Considerations

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds do not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Funds reserve the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify

How to Purchase, Exchange and Redeem Shares

your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Henderson Global Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

Anti-Money Laundering Laws. The Funds are required to comply with certain federal anti-money laundering laws and regulations. The Funds may be required to “freeze” the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Funds may be required to transfer the account or the proceeds of the account to a government agency.

Frequent Purchases and Redemptions of Fund Shares. The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Funds receive purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds making it more difficult to identify and eliminate market timers. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. In certain instances, intermediaries may be unable to implement these policies or, may not be able to implement them in the same manner as the Funds due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Funds.

As noted above, under “Other Considerations—Right to Reject or Restrict Purchase and Exchange Orders,” the Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to a Fund and its shareholders, the Fund may, at its sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common or related ownership or control.

The Funds’ Board of Trustees has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Funds include: reviewing significant or unusual transactions or patterns of activity and fair valuing a Fund’s investments when appropriate (see “Other Information – Pricing of Fund Shares” below).

In addition, a financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts, but the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. The Funds’ ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

You are permitted to make exchanges between shares of any class of a Fund with shares of the same class of another Fund; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, a Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange out of one Henderson Global Fund into another Henderson Global Fund.

How to Purchase, Exchange and Redeem Shares

Reinstatement Privilege. Once a year, you may decide to reinstate Class A, Class B and Class C shares that you have redeemed within the past 90 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares where a CDSC was charged will be reinvested into Class A shares. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

In-Kind Distributions. The Funds reserve the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions for federal income tax purposes. In the event that a Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Funds have elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of a Fund’s net assets, whichever is less.

Investor Services and Programs

As a shareholder of a Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

•	Dividend and net capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified)

•	Dividend distributions in cash; net capital gain distributions reinvested in additional shares of the same Fund

•	Dividend and net capital gain distributions in cash

•	Dividend and net capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice

•	Dividends and distributions earned by Class R share participants in retirement plans will be automatically reinvested in additional shares of the same Fund.

As a shareholder of a Fund, you have available to you a number of services and investment programs.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. See “Other Information- Distributions-Undeliverable Distributions.” Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Purchase and Redemption Programs

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class B, Class C and Class W shares, without extra charge.

Automatic Investment Plan. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

Automatic Exchange Plan. If you have an account balance of at least $5,000 in any Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a Fund for shares of the same Class of other Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

Reinvest Without a Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of any Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Fund.

Systematic Withdrawal Plan. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class B and Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days notice.

Other Information

Pricing of Fund Shares

The price of each Class of a Fund’s shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, a Fund values its assets at current market values, or at a fair value, if current market values are not readily available.

Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings or trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of a Fund’s NAV. In addition, changes in values in the US markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Funds’ fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the US market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by a Fund to a significant extent. The Funds have retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Board of Trustees has adopted procedures for valuing the Funds’ securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Funds at the next regularly scheduled quarterly meeting of the Board.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

•	shareholder services’ close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

•	the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Funds invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Funds do not price their shares. Therefore, the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

Distributions

Each Fund (except the Global Equity Income Fund) intends to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually. The Global Equity Income Fund intends to declare dividends of all or a portion of its net investment income monthly to shareholders. Dividends and distributions may be payable in cash or additional shares, with the option to receive cash in lieu of the shares. A Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit a Fund to maintain a more stable level of distributions. As a result, the dividend paid by a Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by a Fund during such period. A Fund is not required to maintain a stable level of distributions

Other Information

to shareholders. For federal income tax purposes, a Fund is required to distribute substantially all of its investment net income for each year. All or substantially all net realized capital gains, if any, will be distributed to a Fund’s shareholders at least annually. While a Fund will attempt to maintain a stable level of distributions, a Fund will still attempt to comply with Subchapter M of the Code.
See “Investor Services and Programs — Distribution Options” for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Funds or received in cash.

Undeliverable Distributions

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned as “undeliverable” or remains uncashed for six months, a Fund may cancel the check and reinvest the proceeds in the Fund from which the transaction was initiated. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in Fund shares of the same class.

Federal Income Tax Considerations

The following discussion is very general and is limited solely to US federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in a Fund may have on your particular tax situation.

Taxability of Distributions. As long as a Fund qualifies for treatment as a regulated investment company under the Code, it pays no federal income tax on the income or gains it distributes to shareholders.

Holders of Class A, Class B, Class C and Class W shares (other than tax-exempt holders such as qualified retirement plans) will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as net capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 15%. Distributions designated as “qualified dividend income” are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Dividends paid in January may be taxable as if they had been paid to shareholders during the previous December.

The Internal Revenue Service (IRS) Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as qualified dividend income.

Dividends and distributions on Class R shares will generally not be subject to current federal income taxation provided such shares are held in a qualified tax-deferred retirement plan. Distributions to you from a qualified tax-deferred retirement plan, however, will generally be subject to federal income tax and possibly federal withholding tax. Please consult with your Plan Administrator regarding the tax status of your retirement plan.

Fund distributions will reduce a Fund’s NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

A Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from that Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as a qualified retirement plan, will not generally benefit from such a deduction or credit.

As discussed under “Fund Summaries-Principal Risks of Investing in the Fund,” high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Funds. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.

Withholding. Each Fund is required in certain circumstances to apply backup withholding at the rate of 28% on dividends and redemption proceeds paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to

Other Information

backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the US, a Fund will generally withhold US federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds’ Account Application for additional information regarding backup withholding of federal income tax.

Taxability of Transactions. When you redeem, sell or exchange shares, it is generally considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the type of account in which you hold shares of a Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.

Unique Nature of Funds

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Funds, and which may be managed by the Funds’ portfolio managers. While a Fund may have many similarities to these other funds, its investment performance will differ from the other funds’ investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

Provision of Annual and Semi-Annual Reports and Prospectus

The Funds produce financial reports every six months and update the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Funds’ annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Funds’ records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent registered public accounting firm. The independent registered public accounting firm’s report, along with each Fund’s financial statements, are included in the annual report of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
European Focus
Class A
Year Ended 7/31/09	$28.57	0.26	(6.20)	(5.94)	(0.60)	(1.71)	(2.31)
Year Ended 7/31/08	37.04	0.28	(4.64)	(4.36)	(0.87)	(3.25)	(4.12)
Year Ended 7/31/07	29.36	0.13	10.19	10.32	0.00	(2.64)	(2.64)
Year Ended 7/31/06	25.30	0.12	5.54	5.66	0.00	(1.60)	(1.60)
Year Ended 7/31/05	20.88	0.04	6.76	6.80	0.00	(2.38)	(2.38)

Class B
Year Ended 7/31/09	$27.17	0.10	(5.83)	(5.73)	(0.40)	(1.71)	(2.11)
Year Ended 7/31/08	35.46	0.04	(4.43)	(4.39)	(0.66)	(3.25)	(3.91)
Year Ended 7/31/07	28.41	(0.15)	9.84	9.69	0.00	(2.64)	(2.64)
Year Ended 7/31/06	24.71	(0.11)	5.41	5.30	0.00	(1.60)	(1.60)
Year Ended 7/31/05	20.57	(0.15)	6.67	6.52	0.00	(2.38)	(2.38)

Class C
Year Ended 7/31/09	$27.17	0.12	(5.85)	(5.73)	(0.40)	(1.71)	(2.11)
Year Ended 7/31/08	35.46	0.03	(4.42)	(4.39)	(0.66)	(3.25)	(3.91)
Year Ended 7/31/07	28.40	(0.10)	9.80	9.70	0.00	(2.64)	(2.64)
Year Ended 7/31/06	24.70	(0.10)	5.40	5.30	0.00	(1.60)	(1.60)
Year Ended 7/31/05	20.57	(0.14)	6.65	6.51	0.00	(2.38)	(2.38)

Class W
Period Ended 7/31/09 (a)	$13.35	0.05	6.94	6.99	0.00	0.00	0.00

Global Equity Income
Class A
Year Ended 7/31/09	$8.85	0.58	(1.77)	(1.19)	(0.55)	0.00	(0.55)
Year Ended 7/31/08	10.65	0.89	(1.88)	(0.99)	(0.78)	(0.03)	(0.81)
Period Ended 7/31/07 (a)	10.00	0.83	0.25	1.08	(0.43)	0.00	(0.43)

Class C
Year Ended 7/31/09	$8.82	0.51	(1.76)	(1.25)	(0.49)	0.00	(0.49)
Year Ended 7/31/08	10.62	0.82	(1.88)	(1.06)	(0.71)	(0.03)	(0.74)
Period Ended 7/31/07 (a)	10.00	0.77	0.25	1.02	(0.40)	0.00	(0.40)

Class W
Period Ended 7/31/09 (a)	$6.08	0.32	1.00	1.32	(0.28)	0.00	(0.28)

(a)	The European Focus Fund Class W and Global Equity Income Fund Class W commenced operations on March 31, 2009. The Global Equity Income Fund commenced operations on November 30, 2006.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charges. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(*)	Amount represents less than $0.01.

Financial Highlights

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

0.00	(*)	$20.32	(14.12)%	$299,183	1.72%	1.52%	1.72%	51%
0.01		28.57	(13.28)	719,752	1.46	0.85	1.49	70
0.00		37.04	36.52	1,010,786	1.53	0.39	1.53	61
0.00		29.36	23.72	368,593	1.59	0.44	1.59	64
0.00		25.30	34.43	182,831	2.00	0.18	1.73	51

0.00	(*)	$19.33	(14.75)%	$31,555	2.47%	0.64%	2.47%	51%
0.01		27.17	(13.92)	50,949	2.21	0.11	2.24	70
0.00		35.46	35.47	67,668	2.28	(0.46)	2.28	61
0.00		28.41	22.79	35,977	2.34	(0.41)	2.34	64
0.00		24.71	33.54	26,964	2.75	(0.67)	2.48	51

0.00	(*)	$19.33	(14.75)%	$114,401	2.47%	0.72%	2.47%	51%
0.01		27.17	(13.92)	250,126	2.21	0.10	2.24	70
0.00		35.46	35.52	346,856	2.28	(0.31)	2.28	61
0.00		28.40	22.80	110,465	2.34	(0.39)	2.34	64
0.00		24.70	33.48	74,207	2.75	(0.62)	2.48	51

0.00	(*)	$20.34	52.36%	$8,954	1.60%	0.78%	1.60%	51%

0.00	(*)	$7.11	(12.93)%	$186,248	1.40%	8.45%	1.50%	155%
0.00	(*)	8.85	(9.99)	189,490	1.40	8.83	1.44	155
0.00		10.65	10.68	94,377	1.40	11.36	1.85	100

0.00	(*)	$7.08	(13.64)%	$131,990	2.15%	7.40%	2.25%	155%
0.00	(*)	8.82	(10.66)	166,946	2.15	8.12	2.19	155
0.00		10.62	10.11	73,070	2.15	10.64	2.60	100

0.00	(*)	$7.12	22.03%	$9,119	1.15%	13.83%	1.32%	155%

Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital	Total distributions
Global Opportunities
Class A
Year Ended 7/31/09	$10.00	0.02	(2.10)	(2.08)	(0.04)	0.00	0.00	(0.04)
Year Ended 7/31/08	11.41	0.08	(1.39)	(1.31)	(0.04)	(0.06)	0.00	(0.10)
Period Ended 7/31/07 (a)	10.00	0.01	1.40	1.41	0.00	0.00	0.00	0.00

Class C
Year Ended 7/31/09	$10.07	(0.03)	(2.13)	(2.16)	(0.01)	0.00	0.00	(0.01)
Year Ended 7/31/08	11.53	(0.01)	(1.39)	(1.40)	0.00	(0.06)	0.00	(0.06)
Period Ended 7/31/07 (a)	10.00	(0.05)	1.58	1.53	0.00	0.00	0.00	0.00

Global Technology
Class A
Year Ended 7/31/09	$13.88	(0.09)	(0.47)	(0.56)	0.00	0.00	0.00	0.00
Year Ended 7/31/08	16.43	(0.13)	(2.15)	(2.28)	0.00	(0.18)	(0.09)	(0.27)
Year Ended 7/31/07	12.19	(0.17)	4.41	4.24	0.00	0.00	0.00	0.00
Year Ended 7/31/06	11.68	(0.19)	0.87	0.68	0.00	(0.17)	0.00	(0.17)
Year Ended 7/31/05	10.54	(0.14)	1.91	1.77	0.00	(0.63)	0.00	(0.63)

Class B
Year Ended 7/31/09	$13.22	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year Ended 7/31/08	15.77	(0.23)	(2.06)	(2.29)	0.00	(0.18)	(0.09)	(0.27)
Year Ended 7/31/07	11.79	(0.26)	4.24	3.98	0.00	0.00	0.00	0.00
Year Ended 7/31/06	11.39	(0.28)	0.85	0.57	0.00	(0.17)	0.00	(0.17)
Year Ended 7/31/05	10.36	(0.21)	1.87	1.66	0.00	(0.63)	0.00	(0.63)

Class C
Year Ended 7/31/09	$13.19	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year Ended 7/31/08	15.73	(0.23)	(2.04)	(2.27)	0.00	(0.18)	(0.09)	(0.27)
Year Ended 7/31/07	11.76	(0.26)	4.23	3.97	0.00	0.00	0.00	0.00
Year Ended 7/31/06	11.35	(0.28)	0.86	0.58	0.00	(0.17)	0.00	(0.17)
Year Ended 7/31/05	10.34	(0.21)	1.85	1.64	0.00	(0.63)	0.00	(0.63)

Class W
Period Ended 7/31/09 (a)	$9.94	(0.03)	3.43	3.40	0.00	0.00	0.00	0.00

(a)	The Global Opportunities Fund commenced operations on November 30, 2006. The Global Technology Fund Class W commenced operations on March 31, 2009.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(*)	Amount represents less than $0.01.

Financial Highlights

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

0.00	(*)	$7.88	(20.73)%	$6,329	1.95%	0.25%	2.74%	234%
0.00	(*)	10.00	(11.67)	12,291	1.95	0.74	3.12	135
0.00		11.41	14.10	4,052	1.95	0.15	13.40	40

0.00	(*)	$7.90	(21.41)%	$6,988	2.70%	(0.37)%	3.49%	234%
0.00	(*)	10.07	(12.26)	5,282	2.70	(0.06)	4.01	135
0.00		11.53	15.30	2,530	2.70	(0.66)	14.15	40

0.00	(*)	$13.32	(4.03)%	$71,472	1.81%	(0.83)%	1.81%	160%
0.00	(*)	13.88	(14.22)	123,129	1.57	(0.80)	1.57	196
0.00		16.43	34.78	60,329	1.87	(1.14)	1.87	129
0.00		12.19	5.83	24,685	1.99	(1.41)	2.50	159
0.00		11.68	16.90	3,331	2.00	(1.26)	6.58	164

0.00	(*)	$12.59	(4.77)%	$5,994	2.56%	(1.65)%	2.56%	160%
0.01		13.22	(14.82)	7,465	2.32	(1.52)	2.32	196
0.00		15.77	33.76	2,621	2.62	(1.89)	2.62	129
0.00		11.79	5.01	1,187	2.74	(2.20)	3.25	159
0.00		11.39	16.10	906	2.75	(1.92)	7.33	164

0.00	(*)	$12.56	(4.78)%	$39,330	2.56%	(1.61)%	2.56%	160%
0.00	(*)	13.19	(14.79)	61,795	2.32	(1.52)	2.32	196
0.00		15.73	33.76	25,536	2.62	(1.89)	2.62	129
0.00		11.76	5.11	10,752	2.74	(2.15)	3.25	159
0.00		11.35	15.93	1,356	2.75	(1.96)	7.33	164

0.00	(*)	$13.34	34.21%	$2,914	1.71%	(0.74)%	1.71%	160%

Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
International Opportunities
Class A
Year Ended 7/31/09	$22.11	0.25	(3.20)	(2.95)	(0.20)	(0.09)	(0.29)
Year Ended 7/31/08	26.91	0.19	(2.63)	(2.44)	0.00	(2.36)	(2.36)
Year Ended 7/31/07	21.52	0.02	6.43	6.45	(0.04)	(1.02)	(1.06)
Year Ended 7/31/06	17.77	0.14	4.36	4.50	0.00	(0.75)	(0.75)
Year Ended 7/31/05	14.94	0.00	3.08	3.08	0.00	(0.25)	(0.25)

Class B
Year Ended 7/31/09	$21.00	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year Ended 7/31/08	25.85	(0.02)	(2.47)	(2.49)	0.00	(2.36)	(2.36)
Year Ended 7/31/07	20.82	(0.17)	6.22	6.05	0.00	(1.02)	(1.02)
Year Ended 7/31/06	17.35	(0.03)	4.25	4.22	0.00	(0.75)	(0.75)
Year Ended 7/31/05	14.70	(0.14)	3.04	2.90	0.00	(0.25)	(0.25)

Class C
Year Ended 7/31/09	$20.99	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year Ended 7/31/08	25.83	(0.01)	(2.47)	(2.48)	0.00	(2.36)	(2.36)
Year Ended 7/31/07	20.81	(0.16)	6.20	6.04	0.00	(1.02)	(1.02)
Year Ended 7/31/06	17.33	(0.01)	4.24	4.23	0.00	(0.75)	(0.75)
Year Ended 7/31/05	14.68	(0.13)	3.03	2.90	0.00	(0.25)	(0.25)

Class R
Year Ended 7/31/09	$21.94	0.19	(3.16)	(2.97)	(0.18)	(0.09)	(0.27)
Year Ended 7/31/08	26.78	0.15	(2.63)	(2.48)	0.00	(2.36)	(2.36)
Year Ended 7/31/07	21.46	0.01	6.38	6.39	(0.05)	(1.02)	(1.07)
Period Ended 7/31/06 (a)	19.07	0.09	3.50	3.14	0.00	(0.75)	(0.75)

Class W
Period Ended 7/31/09 (a)	$13.96	0.11	4.82	4.93	0.00	0.00	0.00

Japan-Asia Focus
Class A
Year Ended 7/31/09	$7.75	0.02	(0.74)	(0.72)	0.00	0.00	0.00
Year Ended 7/31/08	10.13	0.01	(2.02)	(2.01)	0.00	(0.40)	(0.40)
Year Ended 7/31/07	9.65	(0.05)	0.53	0.48	0.00	0.00	0.00
Period Ended 7/31/06 (a)	10.00	(0.03)	(0.32)	(0.35)	0.00	0.00	0.00

Class C
Year Ended 7/31/09	$7.60	(0.02)	(0.74)	(0.76)	0.00	0.00	0.00
Year Ended 7/31/08	10.03	(0.06)	(2.00)	(2.06)	0.00	(0.40)	(0.40)
Year Ended 7/31/07	9.62	(0.12)	0.53	0.41	0.00	0.00	0.00
Period Ended 7/31/06 (a)	10.00	(0.07)	(0.31)	(0.38)	0.00	0.00	0.00

(a)
The International Opportunities Fund Class R and Class W commenced operations on September 30, 2005 and March 31, 2009, respectively. The Japan-Asia Focus Fund commenced operations on January 31, 2006.

(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)	Total returns include the $0.03 impact from the payment by affiliates. Absent this payment, results would have been lower.
(*)	Amount represents less than $0.01.

Financial Highlights

							Ratios to average net assets:
Redemption fees		Payment by affiliates	Net asset value, end of period	Total return (c)		Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

0.00	(*)	0.00	$18.87	(12.86)%		$2,036,371	1.61%	1.52%	1.61%	66%
0.00	(*)	0.00	22.11	(10.54)		2,811,488	1.45	0.75	1.45	83
0.00		0.00	26.91	30.69		2,166,598	1.56	0.07	1.56	79
0.00		0.00	21.52	25.98		1,007,241	1.66	0.68	1.66	100
0.00		0.00	17.77	20.77		332,370	2.00	(0.01)	1.84	79

0.00	(*)	0.00	$17.92	(13.55)%		$91,697	2.36%	0.77%	2.36%	66%
0.00	(*)	0.00	21.00	(11.20)		126,231	2.20	(0.08)	2.20	83
0.00		0.00	25.85	29.75		130,558	2.31	(0.71)	2.31	79
0.00		0.00	20.82	24.97		77,695	2.41	(0.16)	2.41	100
0.00		0.00	17.35	19.87		37,291	2.75	(0.84)	2.59	79

0.00	(*)	0.00	$17.91	(13.55)%		$713,020	2.36%	0.78%	2.36%	66%
0.00	(*)	0.00	20.99	(11.17)		1,155,137	2.20	(0.06)	2.20	83
0.00		0.00	25.83	29.72		1,073,481	2.31	(0.67)	2.31	79
0.00		0.00	20.81	25.06		497,402	2.41	(0.05)	2.41	100
0.00		0.00	17.33	19.90		161,712	2.75	(0.80)	2.59	79

0.00	(*)	0.00	$18.70	(13.10)%		$3,093	1.86%	1.18%	1.86%	66%
0.00	(*)	0.00	21.94	(10.75)		2,053	1.70	0.61	1.70	83
0.00		0.00	26.78	30.52		903	1.81	0.04	1.81	79
0.00		0.00	21.46	17.07		131	1.91	0.54	1.91	100

0.00	(*)	0.00	$18.89	35.32%		$86,447	1.43%	1.98%	1.43%	66%

0.00	(*)	0.00	$7.03	(9.29)%		$18,031	1.97%	0.31%	2.13%	68%
0.00	(*)	0.03	7.75	(20.25	)(d)	32,021	1.75	0.12	1.75	68
0.00		0.00	10.13	4.97		61,316	1.84	(0.47)	1.83	61
0.00		0.00	9.65	(3.50)		39,381	2.00	(0.63)	2.40	29

0.00	(*)	0.00	$6.84	(10.00)%		$12,632	2.72%	(0.39)%	2.88%	68%
0.00	(*)	0.03	7.60	(20.97	)(d)	19,920	2.50	(0.71)	2.50	68
0.00		0.00	10.03	4.26		36,496	2.59	(1.23)	2.58	61
0.00		0.00	9.62	(3.80)		18,508	2.75	(1.37)	3.15	29

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More information about the Funds is available free upon request, including the following:

Annual/Semi-Annual Reports

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. Additional information about the Funds’ investments is available in the Funds’ semi-annual and annual reports. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information

Provides more details about each Fund and its policies.
A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).

You can request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

To Obtain Information:

By telephone
Call 866.3Henderson (or 866.343.6337) for shareholder services or 866.4Henderson
(or 866.443.6337) for other services

By mail
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

By overnight delivery to
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

On the Internet
You may also find more information about the Funds on the Internet at: http://www.hendersonglobalinvestors.com, including the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Funds and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

By mail
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
(The SEC charges a fee to copy documents.)

By electronic request
publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

In person
Public Reference Room in Washington, DC
(For more information and hours of operation,
call (202) 551-8090.)

Via the internet
on the EDGAR Database at http://www.sec.gov

SEC file number: 811-10399

Privacy Notice

Henderson Global Funds

This notice describes the privacy practices followed by Henderson Global Funds.

Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of “cookies.” Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.

In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of our own products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. Our affiliates do not use shareholder information that we receive to make marketing solicitations. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

Access to customers’ nonpublic personal information is restricted to employees who need to access that information. To guard shareholder’s nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

NOT PART OF THE PROSPECTUS